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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________


                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): December 20, 1996
                                                        -----------------

                                  __________


                        STATE STREET BOSTON CORPORATION
                   -----------------------------------------
            (Exact name of Registrant as specified in its charter)


       Massachusetts                   0-5108                  04-2456637
       -------------                  -------                  ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer I.D.
of Incorporation)                                         Number)


                                  __________


          225 Franklin Street, Boston, Massachusetts         02110
          ------------------------------------------       ---------
           (Address of Principal Executive Offices)        (Zip Code)


                                (617) 786-3000
               ------------------------------------------------
             (Registrant's Telephone Number, including area code)



                               Page 1 of 4 pages
                            Exhibit Index on page 4

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Item 5. Other Events

     On December 20, 1996, the Registrant completed the sale of $200 million of 7.94% Capital Securities, Series A (the "Capital Securities") issued by State Street Institutional Capital A (the "Trust"), a newly created subsidiary business trust of the Registrant. The Capital Securities are fully guaranteed by the Registrant. In connection with the sale of the Capital Securities, the Registrant issued and sold to the Trust $206 million of its 7.94% Junior Subordinated Deferrable Interest Debentures, Series A (the "Debentures").

     Neither the Capital Securities nor the Debentures have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

Item 7.  Financial Statements and Exhibits

         Exhibit 1 Junior Subordinated Indenture, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.

         Exhibit 2 Amended and Restated Trust Agreement, dated as of December 15, 1996, relating to State Street Institutional Capital A.

         Exhibit 3 Capital Securities Guarantee Agreement, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET BOSTON CORPORATION



                                   By:  /s/ Rex S. Schuette
                                       -------------------------------------
                                        Title: Senior Vice President

Date:  February 26, 1997

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Exhibit Index                                                               Page
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Exhibit 1      Junior Subordinated Indenture, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.

Exhibit 2 Amended and Restated Trust Agreement, dated as of December 15, 1996, relating to State Street Institutional Capital A.

Exhibit 3 Capital Securities Guarantee Agreement, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.

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